Principal Funds, Inc.

Supplement dated October 9, 2015
to the Statutory Prospectus dated March 1, 2015
(as supplemented on March 13, 2015, March 23, 2015, April 27, 2015, June 12, 2015, July 6, 2015, August 20, 2015, August 24, 2015, September 18, 2015 and September 24, 2015)

This supplement updates information contained in the Statutory Prospectus. Please retain this supplement for future reference.

PURCHASE OF FUND SHARES

Procedures for Opening an Account and Making an Investment

Class J Shares

Delete and replace the first sentence after the bullet points with the following:

Class J shares are also available through an online IRA rollover tool on www.principalfunds.com.

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